EXHIBIT 10.39

                     UTG COMMUNICATIONS INTERNATIONAL, INC.

                            5% NOTE DUE JUNE 30, 2003

THE SECURITY OR SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR ANOTHER THEN-AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND STATE SECURITIES LAWS, (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS, OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER).

August 13, 1999                                                      CHF 250,000

FOR VALUE RECEIVED, UTG COMMUNICATIONS INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby promises to pay to Blacksea Inv. Ltd. (the "Holder"), a corporation organized under the laws of Switzerland, or registered assigns, the principal sum of Two Hundred Fifty Thousand Swiss Francs (CHF 250,000) on June 30, 2003 (the "Maturity Date"), and to pay interest thereon in the manner set forth herein at the rate of 5% per annum, payable annually on June 30 of each year (the "Interest Payment Date"), until the principal hereof is paid or made available for payment in the manner set forth herein. Simultaneously with this Note, the Company is executing a debenture in favor of the Holder, for $200,000 due on June 30, 2003, at an annual interest rate of 8% (the $200,000 Note"). This Note and the $200,000 Note shall replace that certain Loan Agreement dated August 13, 1998 between the Company and the Holder (the "Loan Agreement"), which upon the execution of this Note and the $200,000 Note, shall cease to be effective.

      1. INTEREST. The Company promises to pay interest on the principal amount of this Note at the rate of 5% per annum. Interest on this Note will accrue from the date hereof until payment in full of the principal amount hereof has been made or duly provided for. Interest shall be payable in arrears on each Interest Payment Date on or prior to the Maturity Date. Interest on this Note is payable to the Holder at the option of the Company in the form of either such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      2. PRINCIPAL. On the Maturity Date, upon surrender of this Note by the Holder to the Company, the Company shall pay to the Holder the outstanding principal amount hereof in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, together with accrued interest on such outstanding principal amount as set forth in Section 1.
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      3. REDEMPTION. The Note may be redeemed in whole or in part by the Company at 100% of the principal plus accrued interest through and including the date of redemption at any time by giving the Holder at least thirty (30) days prior notice in writing.

      4. NO AMENDMENT. No provision of this Note may be amended, altered or modified without the written agreement of the Holder and the Company.

      5. NO VOTING RIGHTS. This Note shall not entitle the Holder hereof to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to attend any meetings of stockholders or any other proceedings of the Company.

      6. LOST OR DESTROYED DEBENTURE. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.

      7. CONFIDENTIALITY. The Company and the Holder agree that the terms and existence of this Note and any other information provided by the parties to each other in connection with execution of this Note, the Loan Agreement and the $200,000 Note, shall be confidential and shall not be, without the prior consent of the other party or unless required by law, be disclosed or otherwise made accessible, in any manner whatsoever, in whole or in part.

      8. INDEMNIFICATION. The Company hereby agrees to indemnify the Holder for and hold it harmless against any loss, liability, damage, claim or expense (including reasonable attorneys' fees) incurred by or asserted against Lender, arising out of or in connection with this Note, except as to matters in respect of which the Holder is determined to have acted with gross negligence or in bad faith.

      9. SALES AND TRANSFER. The Holder of this Note, by acceptance hereof, agrees that it will not offer, sell, transfer, assign or otherwise dispose of this Note except with the written consent of the Company and under circumstances which will not result in a violation of the Securities Act, including Regulation S promulgated under the Securities Act, or any applicable state blue sky laws relating to the sale of securities and the Holder agrees to provide the Company with such documentation as the Company shall deem necessary in accordance with this Note to demonstrate that such offer, sale, transfer, assignment or disposition complies with applicable securities laws.

      10. GOVERNING LAW. This Note shall be governed by, enforced under and construed in accordance with the laws of Switzerland, without giving effect to the principles of conflicts of laws thereof. Any controversy or claim arising under this Note shall be settled by arbitration in accordance with the Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may be entered in any court or tribunal having jurisdiction thereof. The arbitration shall be [completed] within 60 days of the commencement of the arbitration. The findings of such arbitration shall be final and binding on all parties thereto and neither party shall


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have the right to appeal such findings to any other forum. The place of arbitration shall be New York, New York, USA.

      11. BUSINESS DAY DEFINITION. For purposes hereof, the term "business day" shall mean any day on which banks are generally open for business in Switzerland.

      12. NOTICE. Any notice or other communication required or permitted to be given hereunder shall be given by registered or certified mail, postage prepaid and return receipt requested or by personal service at the following addresses:

If to the Company:                        If to the Holder:

Limmattalstrasse 10                       Blacksea Inv. Ltd.
8954 Geroldswil
Switzerland
Facsimile: 411-749-3109

Notice shall be deemed given upon personal delivery or three (3) days after depositing in the U.S. Mail, postage prepaid.

      13. WAIVER.

      (a) The Company hereby waives presentment for payment, notice of dishonor, protest and notice of protest and, in the event of default hereunder, the Company agrees to pay all costs of collection, including reasonable attorneys' fees.

      (b) Any waiver by the Company or the Holder hereof of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder hereof to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

      14. UNENFORCEABLE PROVISIONS. If any provision of this Note is invalid, illegal or unenforceable, the remaining provisions of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

                           [signature page to follow]


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

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

UTG COMMUNICATIONS INTERNATIONAL, INC.

By: /s/ Ueli Ernst
Name:
Title:


Acknowledged and Accepted:

BLACKSEA INV. LTD.

By: ____________________________
Name:
Title: